UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2023
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On October 3, 2023, Zymergen Inc. (“Zymergen”), a wholly-owned subsidiary of Ginkgo Bioworks Holdings, Inc. (“Ginkgo”), and certain of its subsidiaries, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. Neither Ginkgo nor any of its other subsidiaries are filing for bankruptcy protection, and Ginkgo and its other subsidiaries will continue to operate their businesses as usual. Ginkgo ended the second quarter of 2023 with $1.1 billion of cash and cash equivalents and remains well capitalized to execute on its long-term strategy.
At the time Ginkgo acquired Zymergen in October 2022 (the “Acquisition”), Ginkgo was aware of Zymergen’s significant contingent liabilities, and Zymergen was always operated as a distinct legal entity, separate and apart from Ginkgo. Shortly after the Acquisition, Ginkgo entered into an arms-length non-exclusive license with Zymergen with respect to Zymergen’s intellectual property, including its databases, automation, and software capabilities. Zymergen’s bankruptcy process will not impact this non-exclusive license, and Ginkgo’s rights under this license will not be affected.
In connection with Zymergen’s bankruptcy filing, on October 3, 2023, Ginkgo entered into an asset purchase agreement with Zymergen as the stalking horse bidder under Section 363 of the U.S. Bankruptcy Code to acquire exclusive rights to substantially all of Zymergen’s intellectual property assets and certain other assets that are relevant to Ginkgo’s business going forward. Ginkgo’s bid includes a $5 million cash component and assumption of up to $77 million of potential future liabilities, including a lease (currently included in Ginkgo’s consolidated financial statements) and employee compensation and severance costs.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: October 3, 2023	By:	/s/ Mark Dmytruk
	Name:	Mark Dmytruk
	Title:	Chief Financial Officer